Statement of Changes in Net Assets Available for Benefits - EBP 002 - USD ($)	12 Months Ended
	Dec. 31, 2025	Dec. 31, 2024
Investment income:
Net appreciation in fair value of investments	$ 1,139,720,937	$ 671,311,368
Interest and dividend income	32,869,538	29,613,668
Total investment income	1,172,590,475	700,925,036
Contributions:
Participant	403,200,582	412,679,291
Employer (net of forfeitures)	260,493,702	241,513,252
Total contributions	663,694,284	654,192,543
Interest on notes receivable from participants	10,821,550	9,448,162
Total additions	1,847,106,309	1,364,565,741
Deductions from net assets attributed to:
Benefits paid to participants	825,100,969	1,048,196,295
Administrative expenses	2,413,709	2,445,213
Total deductions	827,514,678	1,050,641,508
Increase in net assets before plan transfers	1,019,591,631	313,924,233
Plan transfers	0	17,630,999
Net assets available for benefits:
Beginning of year	7,706,023,778	7,374,468,546
End of year	$ 8,725,615,409	$ 7,706,023,778